UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 9, 2017

Pinnacle Financial Partners, Inc.

(Exact name of registrant as specified in its charter)

Tennessee	000-31225	62-1812853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 3rd Avenue South, Suite 900

Nashville, TN 37201

(Address of principal executive offices)

(615) 744-3700

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Pinnacle Financial Partners, Inc. (“Pinnacle”) is filing this Amendment No. 1 to its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on March 9, 2017 (the “Original Form 8-K”), solely to refile the unaudited pro forma condensed combined financial statements of Pinnacle for the year ended December 31, 2016 and as of December 31, 2016 and the notes related thereto filed as Exhibit 99.1 (the “pro forma financial statements”) to make certain changes to Exhibit 99.1 to the Original Form 8-K.

The amended pro forma financial statements are filed as Exhibit 99.1 hereto and supersede and replace in their entirety the pro forma financial statements filed as Exhibit 99.1 to the Original Form 8-K.

This Form 8-K/A does not otherwise change or update the disclosure set forth in the Original Form 8-K and does not otherwise reflect events after the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

23.1*	Consent of Cherry Bekaert LLP, independent registered public accounting firm of BNC Bancorp.

99.1	Unaudited pro forma condensed combined financial statements of Pinnacle Financial Partners, Inc. for the year ended December 31, 2016 and as of December 31, 2016, and the notes related thereto.

*	Previously filed.

Forward-Looking Statements

All statements, other than statements of historical fact, included in this filing, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. The words “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate” and similar expressions are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking including statements about the benefits to Pinnacle and BNC Bancorp (“BNC”) of the proposed mergers of Pinnacle and BNC and Pinnacle Bank and Bank of North Carolina (the “proposed mergers”), Pinnacle’s and BNC’s future financial and operating results (including the anticipated impact of the proposed mergers on Pinnacle’s and BNC’s earnings and tangible book value) and Pinnacle’s and BNC’s plans, objectives and intentions. All forward-looking statements are subject to risks, uncertainties and other facts that may cause the actual results, performance or achievements of Pinnacle and BNC to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others, (1) the risk that the cost savings and any revenue synergies from the proposed mergers may not be realized or take longer than anticipated to be realized, (2) disruption from the proposed mergers with customers, suppliers, employee or other business partners relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement between Pinnacle and BNC, (4) the risk of successful integration of the two companies’ businesses, (5) the failure to obtain the necessary approvals by Pinnacle and BNC shareholders, (6) the amount of the costs, fees, expenses and charges related to the proposed mergers, (7) reputational risk and the reaction of the parties’ customers, suppliers, employees or other business partners to the proposed mergers, (8) the failure of the closing conditions to be satisfied, or any unexpected delay in closing the proposed mergers, (9) the risk that the integration of Pinnacle’s and BNC’s operations will be materially delayed or will be more costly or difficult than expected, (10) the possibility that the proposed mergers may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (11) the dilution caused by Pinnacle’s issuance of additional shares of its common stock in the proposed merger with BNC and (12) general competitive, economic, political and market conditions. Additional factors which could affect the forward looking statements can be found in Pinnacle’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, or BNC’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at http://www.sec.gov. Pinnacle and BNC disclaim any obligation to update or revise any forward-looking statements contained in this filing, which speak only as of the date hereof, whether as a result of new information, future events or otherwise.

Additional Information About the Proposed Transaction and Where to Find It

Investors and security holders are urged to carefully review and consider each of Pinnacle’s and BNC’s public filings with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q.

The documents filed by Pinnacle with the SEC may be obtained free of charge at Pinnacle’s website at www.pnfp.com, under the heading “About Pinnacle” and the subheading “Investor Relations,” or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Pinnacle by requesting them in writing to Pinnacle Financial Partners, Inc., 150 Third Avenue South, Suite 900, Nashville, Tennessee 37201, Attention: Investor Relations, or by telephone at (615) 744-3700. The documents filed by BNC with the SEC may be obtained free of charge at BNC’s website at www.bncbanking.com under the “Investor Relations” section, or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from BNC by requesting them in writing to BNC Bancorp, 3980 Premier Drive, Suite 210, High Point, North Carolina 27265, Attention: Investor Relations, or by telephone at (336) 869-9200.

In connection with the proposed transaction, Pinnacle has filed a registration statement on Form S-4 with the SEC which includes a joint proxy statement of Pinnacle and BNC and a prospectus of Pinnacle, and each party will file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of Pinnacle and BNC are urged to carefully read the entire registration statement and the joint proxy statement/prospectus as well as any amendments or supplements to these documents and any other relevant documents filed with the SEC, because they will contain important information about the proposed transaction. A joint proxy statement/prospectus will be sent to the shareholders of each institution seeking the required shareholder approvals. Investors and security holders will be able to obtain the registration statement and the joint proxy statement/prospectus free of charge from the SEC’s website or from Pinnacle or BNC as described in the paragraphs above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Participants in the Solicitation

Pinnacle, BNC and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from Pinnacle’s and BNC’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Pinnacle and their ownership of

Pinnacle common stock is set forth in the definitive proxy statement for Pinnacle’s 2017 annual meeting of shareholders, as previously filed with the SEC on March 9, 2017, and other documents subsequently filed by Pinnacle with the SEC. Information about the directors and executive officers of BNC and their ownership of BNC’s common stock is set forth in Amendment No. 1 to BNC’s 2016 Annual Report on Form 10-K, as previously filed with the SEC on March 24, 2017, and other documents subsequently filed by BNC with the SEC. Shareholders may obtain additional information regarding the interests of such participants by reading the registration statement and the joint proxy statement/prospectus. Free copies of these documents may be obtained as described in the paragraphs above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC.

By:	/s/ Harold R. Carpenter
Name:	Harold R. Carpenter
Title:	Executive Vice President and Chief Financial Officer

Date:   May 5, 2017

EXHIBIT INDEX

Exhibit No.	Description

23.1*	Consent of Cherry Bekaert LLP, independent registered public accounting firm of BNC Bancorp.

99.1	Unaudited pro forma condensed combined financial statements of Pinnacle Financial Partners, Inc. for the year ended December 31, 2016 and as of December 31, 2016, and the notes related thereto.

*	Previously filed.